UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 11, 2009

Meade Instruments Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22183 (Commission File Number)	95-2988062 (IRS Employer Identification Number)

6001 Oak Canyon, Irvine, California (Address of principal executive offices)		92618 (Zip Code)

Registrant’s telephone number, including area code:
(949) 451-1450

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a)                                  On February 17, 2009, Meade Instruments Corp. (the “Company”) received a Nasdaq Staff Deficiency Letter indicating that the Company presently fails to comply with the audit committee composition requirement for continued listing set forth in Nasdaq Marketplace Rule 4350(d)(2)(A).  In accordance with Nasdaq Marketplace Rule 4350(d)(4)(B), the Nasdaq Stock Market, Inc. has provided the Company with a cure period to regain compliance until the earlier of the Company’s next annual shareholders’ meeting or January 31, 2010; or if the next annual shareholders’ meeting is held before July 30, 2009, then the Company must evidence compliance no later than July 30, 2009.

(b)                                 On February 11, 2009, the Company notified the Nasdaq Stock Market, Inc. that it is not presently in compliance with Nasdaq Marketplace Rule 4350(d)(2)(A), which requires that the Company’s Audit Committee be comprised of at least three independent directors, due to one vacancy on the Company’s Audit Committee. The vacancy on the Company’s Audit Committee is due to the resignations of James Chadwick and Harry Casari from their positions as members of the Company’s Board of Directors and as members of the Audit Committee.  Timothy McQuay, an existing member of the Company’s Board of Directors, filled one of the vacancies on the Audit Committee.

The Company also notified the Nasdaq Stock Market, Inc. that it will initiate a search for a new, independent director who is appropriately qualified to serve on the Audit Committee of the Company.  However, if the Company is unable to identify such a candidate by the end of the cure period, the Company could be delisted from the Nasdaq Stock Market as a result.

On February 18, 2009, the Company issued a press release regarding the Company’s noncompliance with the audit committee composition requirement under Nasdaq Marketplace Rule 4350(d)(2)(A), and the Nasdaq Staff Deficiency Letter received by the Company from the Nasdaq Stock Market, Inc. The press release is filed with this report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Title or Description

99.1	Press Release of Meade Instruments Corp. dated February 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2009	MEADE INSTRUMENTS CORP. (Registrant)

	By:	/s/ Paul E. Ross
Senior Vice President – Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

99.1	Press Release of Meade Instruments Corp. dated February 18, 2009